UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08966
Name of Fund: Legg Mason Growth Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: December 31, 2005
Date of reporting period: December 31, 2005

Item 1. Report to Shareholders

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Growth Trust’s annual report for the year ended December 31, 2005.

   Total returns for various periods ended December 31, 2005 are:

Total ReturnsA

	6 Months	12 Months

Growth Trust
Primary Class	+10.38%	+2.33%
Financial Intermediary	+10.80%	+3.10%
Institutional Class	+10.98%	+3.42%
S & P 500 Stock Composite IndexB	+5.77%	+4.91%
Lipper Large-Cap Growth Funds IndexC	+8.97%	+7.58%
Lipper Large-Cap Value Funds IndexD	+5.74%	+6.26%

   PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2005, are included in this report.

   Information about the Fund’s performance over longer periods of time are shown in the Performance Information section within this report. The Board of Directors recently approved a long-term capital gain of $0.26 per share to Primary, Institutional and Financial Intermediary Classes shareholders, payable on December 9, 2005, to shareholders of record on December 7, 2005. For more information about the Fund share classes included in this report, please contact your financial adviser.
   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.
   Finally, we wanted to update you on previously announced news regarding Legg Mason. We recently completed a business transaction with Citigroup that enabled us to become one of the top five mutual fund companies in the United States.E At December 31, 2005, Legg Mason, Inc.’s assets under management totaled $850.8 billion. Of that amount, $362.6 billion were in mutual funds advised by the investment advisory affiliates of Legg Mason, Inc.

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. It is not possible to invest in an index.

C	An index comprised of the 30 largest funds in the Lipper universe of 726 large-cap growth funds.

D	An index comprised of the 30 largest funds in the Lipper universe of 489 large-cap value funds.

E	Source: “Open and Closed-End Mutual Funds Third Quarter 2005 Market Shares,” published by Strategic Insight.

Annual Report to Shareholders

   On page 3 you will find a letter from Raymond A. “Chip” Mason, Legg Mason’s chairman and chief executive officer, describing the significance of this transaction and our deep commitment to the clients of all of our asset management businesses.

Sincerely,

Mark R. Fetting
President
February 15, 2006

Annual Report to Shareholders

To Our Clients and Shareholders Worldwide,

   Today represents a major milestone in the proud, over a century history of Legg Mason. With the successful acquisition of Citigroup’s worldwide asset management business, Legg Mason has transformed itself from a well-regarded money management and regional securities firm into a global asset manager with more than $800 billion in assets under management. We undertook this important step to enable us to concentrate all of our resources on what we believe we do best: managing your money.

   While we understand some things will change, there are two core beliefs that you can continue to count on from us. First, we believe that the bedrock of any successful organization is its character and integrity. Second, we are deeply committed to encouraging and supporting the many talented money managers throughout the Legg Mason organization in their quest to be both independent and performance driven. All of our managers share a common organizational mission: “To be one of the best money managers in the world.”
   As a global money manager, we now offer institutions, mutual fund and high net worth individual investors around the world a constellation of sophisticated money management services from which to choose—from equity to alternative to fixed income products offered throughout the United States, United Kingdom, Europe, Japan, Hong Kong, Australia, Singapore, Latin America and Canada.
   So, whether you are a satisfied client of Legg Mason Capital Management, Western Asset Management, Private Capital Management, Royce, Brandywine, Batterymarch, Permal or any of the many former Citigroup mutual funds or separate accounts that now comprise the ‘new’ Legg Mason, you should know that we pledge to you that we will work hard to meet your investment objectives, every day.

Sincerely,

Raymond A. “Chip” Mason Chairman, President and Chief Executive Officer

December 2005

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Growth Trust, Inc.

   Growth Trust’s Primary Class total return for the fourth quarter 2005 is shown below, along with the total returns of several comparable indices. In addition, we have provided one-year, three-year, five-year and since-inception average annual total returns:

Average
Annual Total Returns
Fourth
	Quarter	One	Three	Five	Since
	2005	Year	Years	Years	InceptionA

Growth TrustB
Primary Class	+5.55%	+2.33%	+21.57%	+8.83%	+12.01%
Financial Intermediary Class	+5.75%	+3.10%	N/A	N/A	+6.82%
Institutional Class	+5.83%	+3.42%	N/A	N/A	+6.71%
Dow Jones Industrial AverageC	+2.01%	+1.83%	+11.24%	+2.04%	+11.10%
Lipper Large-Cap Growth Funds IndexD	+3.63%	+7.58%	+13.64%	-4.29%	+7.84%
NASDAQ CompositeE	+2.73%	+2.13%	+18.89%	-1.75%	+9.88%
S&P 500 Stock Composite IndexF	+2.09%	+4.91%	+14.39%	+0.54%	+10.51%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	The Fund’s Primary Class inception date is April 17, 1995. Index returns are for periods beginning April 30, 1995. It is not possible to invest in an index.

B	The inception date of the Financial Intermediary Class is January 29, 2004. The inception date of the Institutional Class is March 4, 2004. Information on the performance of these classes may be found in the Performance Information section beginning on page 8.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

D	An index comprised of the 30 largest funds in the Lipper universe of 681 large-cap growth funds.

E	A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

F	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

Annual Report to Shareholders

   In 2005, the S&P 500 Index was up 4.91%. This was the third year in a row the index posted a gain, pushing the S&P 500 into positive territory on a trailing five-year basis despite the bear market that depressed returns in 2001 and 2002.

   The stock market got off to a slow start in 2005, as rising oil prices and continued interest rate hikes from the Federal Reserve — both of which continued to play a key role in the market’s performance throughout the year — fostered bearish sentiment among investors. Pessimism was at an extreme in April, with various investor sentiment indicators reaching levels associated with past market bottoms. Soon after, pressure from both oil prices and interest rates (represented by the yield of the 10-year Treasury bond) abated, setting off an impressive rally that began in mid-May and lasted through July. Although Hurricane Katrina caused tremendous destruction and pushed oil prices to an all-time high, stocks displayed noteworthy resiliency in its aftermath, highlighting the downside support provided by the market’s modest valuation. After a brief lull in October, equities rallied to finish the year on a pullback in energy costs and hopes that incoming Fed Chairman Ben Bernanke would look to end the Fed’s tightening campaign in the first half of 2006. Nonetheless, the S&P 500’s return fell below the estimated earnings growth of its constituent companies, marking the second consecutive year of multiple contraction within the U.S equity market.

   Although Growth Trust performed well for most of the year, it was not enough to overcome our underperformance from the first quarter. For the year, Growth Trust rose 2.33% compared to a 4.91% return for the S&P 500 Index. In 2005, the best performing sectors within the S&P 500 Index were energy (+31%) and utilities (+17%), the only sectors posting double-digit gains, while consumer discretionary (-6%) and telecommunication (-6%) posted negative returns. Given our absence from energy and utilities and our significantly overweight position in consumer discretionary, nearly all of our underperformance relative to the S&P 500 was attributable to sector allocation.

   From an individual security perspective, online search provider Google (+115%) was our best performer, as Google’s strong operating results, driven by more efficient monetization of its growing user traffic, as well as a series of innovations including a personalized portal and an online payment system, won the company an enthusiastic following among investors. Despite the stock’s stellar run since its IPO in August 2004, we believe the secular tailwind of Internet advertising, as well as Google’s strong management team and track record of innovation, still make it an attractive holding for long-term investors. Elsewhere, our health care holdings remained steady performers during the year, as the sector proved to be a safe haven from rising interest rates and high energy prices. UnitedHealth (+42%), Aetna (+51%) and McKesson, held until April 2005, (+14%) all boosted our performance.

   On the downside, eBay (-26%) was the largest detractor from our returns, as the stock has yet to fully recover from the damage done in January 2005 when the online auctioneer failed to beat analysts’ lofty expectations. In our opinion, investors’ overreaction to short-term metrics has obscured what matters most in the long term, namely eBay’s strategic

Annual Report to Shareholders

position as the “toll booth” in a thriving e-commerce community, and the positive feedback loop that exists among its symbiotic auction and payment networks. IAC/InterActiveCorp (-7%) also suffered from investors’ skepticism about whether its collection of TV shopping, ticketing, and online services could take off while consumers were being squeezed by high gasoline bills and rising interest rates. Meanwhile, short-term investor concerns dampened the stock price of interactive game developer Electronic Arts (-14%). The headwinds facing the company relate mainly to a near-term sales disruption caused by the industry’s transition to the next generation of game consoles such as Microsoft’s just-released Xbox 360, as well as the delayed releases of certain key products. Nevertheless, we expect Electronic Arts’ position as the undisputed leader of a secularly growing industry to support impressive long-term returns.

   In observing the performance of growth funds compared to value funds, a potentially significant trend reversal occurred in 2005, as growth funds categorized by the Lipper Large-Cap Growth Index returned 7.58%, outperforming the Lipper Large-Cap Value IndexG (which returned 6.26%) for the first time in several years. We believe this may signify a noteworthy leadership change that would bode well for Growth Trust. Mixed performances from our Internet-related holdings, which comprise a substantial portion of the portfolio, contributed to our underperformance relative to our fellow large-cap growth funds, but we believe these companies represent the new economic franchises capable of driving excess returns for Growth Trust in the coming years. This is one of the main reasons we are so optimistic for the prospects of the portfolio going forward.

Robert G. Hagstrom, CFA

January 27, 2005

DJIA 10,907.2

G	An index comprised of the 30 largest funds in the Lipper universe of 435 large-cap value funds.

Annual Report to Shareholders

Expense Example

Legg Mason Growth Trust, Inc.

   As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary and Financial Intermediary class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2005, and held through December 31, 2005.

Actual Expenses

   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/05	12/31/05	7/1/05 to 12/31/05

Primary Class:
Actual	$1,000.00	$1,103.80	$9.92
Hypothetical (5% return before expenses)	1,000.00	1,015.78	9.50

Financial Intermediary Class:
Actual	$1,000.00	$1,108.00	$6.11
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85

Institutional Class:
Actual	$1,000.00	$1,109.80	$4.39
Hypothetical (5% return before expenses)	1,000.00	1,021.05	4.20

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 1.87%, 1.15% and 0.83% for the Primary Class, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason Growth Trust, Inc.

   The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+2.33%	+2.33%
Five Years	+52.66%	+8.83%
Ten Years	+200.06%	+11.61%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+3.10%	+3.10%
Life of Class*	+13.53%	+6.82%

* Inception date — January 29, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning January 31, 2004.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+3.42%	+3.42%
Life of Class*	+12.61%	+6.71%

* Inception date — March 5, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning February 29, 2004.

Annual Report to Shareholders

Portfolio Composition (As of December 31, 2005)C

(As a percentage of portfolio)

Top Ten Holdings (As of December 31, 2005)

% of
Security	Net Assets

Amazon.com, Inc.	6.8%
Google Inc.	5.1%
Yahoo! Inc.	5.0%
American International Group, Inc.	4.9%
Nokia Oyj — ADR	4.9%
Electronic Arts Inc. (EA)	4.9%
eBay Inc.	4.9%
Citigroup Inc.	4.8%
Expedia, Inc.	4.6%
Dell Inc.	4.2%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders

Selected Portfolio Performance D

Legg Mason Growth Trust, Inc.

Strongest performers for the year ended December 31, 2005E

1.	Google Inc.	+109.95%
2.	UnitedHealth Group Incorporated	+41.51%
3.	Nokia Oyj — ADR	+19.38%
4.	Accenture Ltd.	+8.61%
5.	Expedia, Inc.F	+7.44%
6.	American International Group, Inc.	+5.05%
7.	Citigroup Inc.	+4.96%
8.	Amazon.com, Inc.	+4.85%
9.	Yahoo! Inc.	+3.46%
10.	QUALCOMM Inc.	+1.80%

Weakest performers for the year ended December 31, 2005E

1.	XM Satellite Radio Holdings Inc.	–26.82%
2.	eBay Inc.	–26.60%
3.	Electronic Arts Inc. (EA)	–16.85%
4.	The DIRECTV Group, Inc.	–15.80%
5.	Pfizer Inc.	–11.01%
6.	International Game Technology	–9.02%
7.	Computer Associates International, Inc.	–8.47%
8.	IAC/ InteractiveCorp	–7.65%
9.	Countrywide Financial Corporation	–5.65%
10.	Sprint Nextel Corporation	–4.97%

Portfolio Changes

Securities added during the 4th quarter 2005	Securities sold during the 4th quarter 2005

None	None

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire year.

F	Acquired as the result of a spinoff from IAC/InterActiveCorp. Performance is for the period 8/12/05-12/31/05.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

December 31, 2005
(Amounts in Thousands)

	Shares/Par	Values

Common Stock and Equity Interests — 97.9%
Consumer Discretionary — 32.4%
Automobiles — 3.5%
Harley-Davidson, Inc.	500	$25,745

Hotels, Restaurants and Leisure — 3.6%
International Game Technology	850	26,163

Internet and Catalog Retail — 18.6%
Amazon.com, Inc.	1,050	49,507	A
eBay Inc.	820	35,465	A
Expedia, Inc.	1,400	33,544	A
IAC/InterActiveCorp	625	17,694	A

		136,210

Media — 4.6%
The DIRECTV Group, Inc.	1,335	18,850	A
XM Satellite Radio Holdings Inc.	525	14,322	A

		33,172

Textiles, Apparel and Luxury Goods — 2.1%
NIKE, Inc.	180	15,622

Financials — 15.1%
Capital Markets — 1.9%
The Goldman Sachs Group, Inc.	107	13,665

Diversified Financial Services — 4.8%
Citigroup Inc.	720	34,942

Insurance — 4.9%
American International Group, Inc.	530	36,162

Annual Report to Shareholders

	Shares/Par	Value

Thrifts and Mortgage Finance — 3.5%
Countrywide Financial Corporation	740	$25,301

Health Care — 8.8%
Health Care Providers and Services — 6.5%
Aetna Inc.	245	23,106
UnitedHealth Group Incorporated	385	23,924

		47,030

Pharmaceuticals — 2.3%
Pfizer Inc.	730	17,023

Industrials — 4.4%
Air Freight & Logistics — 2.3%
FedEx Corporation	160	16,542

Machinery — 2.1%
Caterpillar Inc.	270	15,598

Information Technology — 34.5%
Communications Equipment — 9.9%
Cisco Systems, Inc.	840	14,381	A
Nokia Oyj — ADR	1,975	36,142
QUALCOMM Inc.	510	21,971

		72,494

Computers and Peripherals — 4.2%
Dell Inc.	1025	30,740	A

Internet Software and Services — 10.1%
Google Inc.	90	37,337	A
Yahoo! Inc.	925	36,242	A

		73,579

Annual Report to Shareholders

	Shares/Par	Value

IT Services — 2.0%
Accenture Ltd.	515	$14,868

Software — 8.3%
Computer Associates International, Inc.	900	25,371
Electronic Arts Inc. (EA)	680	35,571	A

		60,942

Telecommunication Services — 2.7%
Wireless Telecommunication Services — 2.7%
Sprint Nextel Corporation	850	19,856

Total Common Stock and Equity Interests (Identified Cost — $570,210)		715,654

Repurchase Agreements — 2.8%
Bank of America 4.23%, dated 12/30/05, to be repurchased at $10,496 on 1/3/06 (Collateral: $10,670 Freddie Mac notes, 4.625% due 6/1/07, value $10,715)	$10,491	10,491
Goldman, Sachs & Company 4.15%, dated 12/30/05, to be repurchased at $10,496 on 1/3/06, (Collateral: $10,746 Fannie Mae mortgage-backed securities, 5.5%, due 12/1/35, value $10,749)	10,491	10,491

Total Repurchase Agreements (Identified Cost — $20,982)		20,982

Total Investments — 100.7% (Identified Cost — $591,192)		736,636
Other Assets Less Liabilities — (0.7)%		(5,460)

Net assets — 100.0%		$731,176

A	Non-income producing.

ADR — American Depository Receipt.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Growth Trust, Inc.

December 31, 2005
(Amounts in Thousands)

Assets:

Investment securities at market value (Identified Cost — $570,210)		$715,654
Short-term securities at value (Identified Cost — $20,982)		20,982
Receivable for fund shares sold		7,935
Dividend and interest income receivable		216

Total assets		744,787

Liabilities:

Payable for fund shares repurchased	$1,509
Payable for securities purchased	11,071
Accrued management fee	425
Accrued distribution fee	407
Accrued expenses	199

Total liabilities		13,611

Net Assets		$731,176

Net assets consist of:

Accumulated paid-in-capital applicable to:
14,990 Primary Class shares outstanding		$346,174
4,999 Financial Intermediary Class shares outstanding		137,784
3,761 Institutional Class shares outstanding		106,482
Accumulated net realized loss on investments		(4,708)
Unrealized appreciation/(depreciation) of investments		145,444

Net Assets		$731,176

Net Asset Value Per Share:
Primary Class		$30.59

Financial Intermediary Class		$31.06

Institutional Class		$31.20

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Growth Trust, Inc.

For the Year Ended December 31, 2005
(Amounts in Thousands)

Investment Income:
Dividends	$3,834 A
Interest	441

Total income			$4,275

Expenses:
Management fee	3,794

Distribution and service fees:
Primary Class	3,720
Financial Intermediary Class	226
Audit and legal fees	59
Custodian fees	107
Directors’ fees and expenses	33
Registration fees	108
Reports to shareholders	155

Transfer agent and shareholder servicing expense:
Primary Class	260
Financial Intermediary Class	100
Institutional Class	20
Other expenses	83

	8,665
Less: Compensating balance credits	(2	)B
Fees waived	(9)

Total expenses, net of waivers and compensating balance credits			8,654

Net Investment Loss			(4,379)

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain on investments	22,842	C
Change in unrealized appreciation/(depreciation) of investments	16,653

Net Realized and Unrealized Gain on Investments			39,495

Change in Net Assets Resulting From Operations			$35,116

A	Net of foreign taxes withheld of $77.

B	See Note 1, Compensating Balance Credits, in the notes to financial statements.

C	See Note 1, Commission Recapture, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Growth Trust, Inc.

(Amounts in Thousands)

	For the Years Ended

	12/31/05	12/31/04

Change in Net Assets:

Net investment loss	$(4,379)	$(4,055)

Net realized gain on investments	22,842	11,524

Change in unrealized appreciation/(depreciation) of investments	16,653	24,715

Change in net assets resulting from operations	35,116	32,184

Distributions to shareholders:

From net realized gain on investments:
Primary Class	(3,649)	—
Financial Intermediary Class	(973)	—
Institutional Class	(1,287)	—

Change in net assets from Fund share transactions:
Primary Class	68,896	23,700
Financial Intermediary Class	129,934	8,238
Institutional Class	74,536	31,965

Change in net assets	302,573	96,087

Net Assets:

Beginning of year	428,603	332,516

End of year	$731,176	$428,603

Undistributed net investment income/(loss)	$—	$—

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Growth Trust, Inc.

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2005	2004	2003	2002		2001

Net asset value, beginning of year	$30.15	$28.04	$17.17	$18.88		$20.21

Investment operations:
Net investment loss	(.27)	(.32)	(.26)	(.11	)A	(.19	)A
Net realized and unrealized gain/(loss) on investments	.97	2.43	11.13	(1.60)		(1.14)

Total from investment operations	.70	2.11	10.87	(1.71)		(1.33)

Distributions:
From net realized gain on investments	(.26)	—	—	—		—

Total distributions	(.26)	—	—	—		—

Net asset value, end of year	$30.59	$30.15	$28.04	$17.17		$18.88

Ratios/supplemental data:
Total return	2.33%	7.52%	63.31%	(9.06)%		(6.58)%
Total expenses to average net assetsB	1.87%	1.87%	1.88%	1.90	%A	1.90	%A
Net expenses to average net assetsC	1.87%	1.87%	1.88%	1.90	%A	1.90	%A
Net investment loss to average net assets	(1.08)%	(1.18)%	(1.35)%	(.79	)% A	(.93	)% A
Portfolio turnover rate	19.7%	33.8%	49.5%	70.9%		63.4%
Net assets, end of year (in thousands)	$458,567	$384,040	$332,516	$137,188		$134,641

A	Net of fees waived by LMCM pursuant to a voluntary expense limitation of 1.90% through April 30, 2006. If no fees had been waived by LMCM, the annualized ratio of expenses to average net assets would have been as follows: for the years ended December 31, 2002, 2.06%; and 2001, 1.97%.

B	This ratio reflects total expenses before compensating balance credits, but net of the voluntary expense waivers described above.

C	This ratio reflects expenses net of the compensating balance credits and voluntary expense waivers described above.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	Year Ended		Period Ended
	December 31, 2005		December 31, 2004D

Net asset value, beginning of period	$30.38		$27.59

Investment operations:
Net investment loss	(.07	)E	(.01)
Net realized and unrealized gain/(loss) on investments	1.01		2.80

Total from investment operations	.94		2.79

Distributions:
From net realized gain on investments	(.26)		—

Total distributions	(.26)		—

Net asset value, end of period	$31.06		$30.38

Ratios/supplemental data:
Total return	3.10%		10.11	%F

Total expenses to average net assetsB	1.15	%E	1.11	%G

Net expenses to average net assetsC	1.15	%E	1.11	%G

Net investment loss to average net assets	(.39	)%E	(.07	)%G

Portfolio turnover rate	19.7%		33.8%

Net assets, end of period (in thousands)	$155,266		$9,599

D	For the period January 29, 2004 (commencement of operations of the Financial Intermediary Class) to December 31, 2004.

E	Net of fees waived by LMCM pursuant to a voluntary expense limitation of 1.15% through April 30, 2006. If no fees had been waived by LMCM, the ratio of expenses to average net assets would have been 1.16% for the year ended December 31, 2005.

F	Not annualized.

G	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Institutional Class:

	Year Ended	Period Ended
	December 31, 2005	December 31, 2004H

Net asset value, beginning of period	$30.42	$27.94

Investment operations:
Net investment income	—	.02
Net realized and unrealized gain/(loss) on investments	1.04	2.46

Total from investment operations	1.04	2.48

Distributions:
From net realized gain on investments	(.26)	—

Total distributions	(.26)	—

Net asset value, end of period	$31.20	$30.42

Ratios/supplemental data:
Total return	3.42%	8.88	%E

Total expenses to average net assetsB	.83%	.82	%F

Net expenses to average net assets	.83%	.82	%F

Net investment income/(loss) to average net assets	(.02)%	.42	%F

Portfolio turnover rate	19.7%	33.8	%E

Net assets, end of period (in thousands)	$117,343	$34,964

H	For the period March 5, 2004 (commencement of operations of the Institutional Class) to December 31, 2004.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Growth Trust, Inc.

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

   The Legg Mason Growth Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940 as amended (“1940 Act”), as an open-end, non-diversified investment company.

   Growth Trust offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary and Financial Intermediary Class shares. Transfer agent and shareholder servicing expenses are determined separately for each class.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

   The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Security Transactions

   Security transactions are recorded on the next business day after trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Annual Report to Shareholders

   For the year ended December 31, 2005, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$346,264	$104,290

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

   The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

   The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment

Annual Report to Shareholders

transactions. During the year ended December 31, 2005, the Fund received $7 in commission rebates.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

   The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Other

   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Long term capital gain distributions and ordinary income dividends paid for the year ended December 31, 2005 were $5,909 and $0 respectively.

Annual Report to Shareholders

   The tax basis components of net assets at December 31, 2005 were:

Unrealized appreciation	$154,465
Unrealized depreciation	(13,729)

Net unrealized appreciation/(depreciation)	140,736
Paid-in capital	590,440

Net assets	$731,176

   The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of wash sale losses.

   The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the current fiscal year, the Fund utilized $8,575 of capital loss carryforwards to offset current year realized gains.
   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2005, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss and distribution in excess. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$4,379
Accumulated net realized gain (loss)	174
Paid-in capital	(4,553)

   At December 31, 2005, the cost of investments for federal income tax purposes was $595,900.

3. Transactions With Affiliates:

   The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to its agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

   The following chart summarizes the management fees for the Fund:

Management	Asset
Fee	Breakpoint

0.70%	$0 - $2 billion
0.65%	in excess of $2 billion

   On April 1, 2005, LMCM replaced Legg Mason Fund Management (“LMFM”) as Investment Manager of the Fund. LMCM and LMFM are both wholly owned subsidiaries of Legg Mason, Inc. and the advisory personnel who managed the Fund as employees of

Annual Report to Shareholders

LMFM continue to do so as employees of LMCM. The compensation arrangements between the Fund and LMCM are identical to the previous arrangements between the Fund and LMFM.

   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund.

   On December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) replaced Legg Mason Wood Walker, Inc. (“Legg Mason”) as distributor for the Fund. The compensation arrangements between the Fund and LMIS are identical to the previous arrangements between the Fund and Legg Mason. LMIS receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.75%	0.25%
Financial Intermediary Class	N/A	0.25%

   During the year ended December 2005, the Fund paid $12 in brokerage commissions to Legg Mason for Fund security transactions.

   LMCM and LMIS currently intend to voluntarily waive fees or reimburse expenses in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of average daily net assets specified below. These voluntary waivers are currently expected to continue until April 30, 2006, but may be terminated at any time. For the year ended December 31, 2005, $9 of fees were waived.

   The following chart summarizes the expense limitations for the Fund:

Expense
Class	Limitation

Primary	1.90%
Financial Intermediary	1.15%
Institutional	0.90%

   LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $80 for the year ended December 31, 2005.

   LMCM, LMFA, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

   Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report to Shareholders

4. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2005.

5. Fund Share Transactions:

   At December 31, 2005, there were 100,000 shares authorized at $.001 par value for each of the Primary, Financial Intermediary and Institutional Classes of the Fund. Share transactions were as follows:

			Financial		Institutional
	Primary Class		Intermediary Class		Class

	Years Ended		Years Ended		Years Ended
	12/31/05	12/31/04	12/31/05	12/31/04A	12/31/05	12/31/04B

Shares
Sold	5,530	4,996	5,149	377	3,094	1,192
Reinvestment of Distributions	116	—	41	—	31	—
Repurchased	(3,395)	(4,114)	(507)	(61)	(513)	(43)

Net Change	2,251	882	4,683	316	2,612	1,149

Amount
Sold	$162,252	$136,106	$143,487	$9,904	$88,719	$33,117
Reinvestment of Distributions	3,573	—	1,281	—	973	—
Repurchased	(96,929)	(112,406)	(14,834)	(1,666)	(15,156)	(1,152)

Net Change	$68,896	$23,700	$129,934	$8,238	$74,536	$31,965

A	For the period January 29, 2004 (commencement of operations of the Financial Intermediary Class) to December 31, 2004.

B	For the period March 4, 2004 (commencement of operations of the Institutional Class) to December 31, 2004.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors of
Legg Mason Growth Trust, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Growth Trust, Inc. (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 15, 2006

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
	Position(s)	Office and	Number of Funds	Other
Name and Year	Held With	Length of	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	the Fund	Time ServedA	Overseen	Held	During the Past Five Years

INDEPENDENT DIRECTORSB:

Hearn, Ruby P. 1940	Director	Since 2004	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. 1944	Director	Since 1998	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. 1955	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of Directors of Cap-a-Laige Ltd. (Management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. 1944	Director	Since 1998	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders

Term of
	Position(s)	Office and	Number of Funds	Other
Name and Year	Held With	Length of	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	the Fund	Time ServedA	Overseen	Held	During the Past Five Years

Mehlman, Arthur S. 1942	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of the Royce Family of Funds consisting of 23 portfolios; Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter 1945	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of the Royce Family of Funds consisting of 23 portfolios; Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford 1943	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. 1950	Director	Since 2004	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

Annual Report to Shareholders

Term of
	Position(s)	Office and	Number of Funds	Other
Name and Year	Held With	Length of	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	the Fund	Time ServedA	Overseen	Held	During the Past Five Years

INDEPENDENT DIRECTORSC:

Curley, Jr., John F. 1939	Chairman and Director	Since 1998	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. 1954	President and Director	President since 2001 and Director since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of the Royce Family of Funds consisting of 23 portfolios.	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:

Karpinski, Marie K. 1949	Vice President and Treasurer	Since 1998	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Treasurer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Annual Report to Shareholders

Term of
	Position(s)	Office and	Number of Funds	Other
Name and Year	Held With	Length of	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	the Fund	Time ServedA	Overseen	Held	During the Past Five Years

Merz, Gregory T. 1958	Vice President, and Chief Legal Officer	Since 2003	Vice President, and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Olmert, Amy M. 1963	Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND

OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING
1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S
WEBSITE (http://www.sec.gov).

AOfficers of the Fund are elected annually to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

BEach of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

CMr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

Annual Report to Shareholders

Board Consideration of Legg Mason Growth Trust’s
Investment Advisory and Management Agreement

   At its November 2005 meeting, the Board of Directors, including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Capital Management, Inc. (the “Adviser”) and Growth Trust (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interests of Growth Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Growth Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interests of Growth Trust and its shareholders.

   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Growth Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

   In addition to the November meeting, the Independent Directors meeting as a committee held additional meetings in September and October 2005 at which materials related to the Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Growth Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel, and the Board members’ familiarity with their culture, and the manner in which they have sought to strengthen and enhance themselves.

   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Growth Trust’s returns to the average of an appropriate Lipper category and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Growth Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Growth Trust’s performance record and the measures that the Adviser was taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser and its affiliates to Growth Trust, including oversight of the transfer agent, the custodian, fund legal counsel, and

Annual Report to Shareholders

investment adviser and fund compliance, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Growth Trust. The Board also reviewed the Adviser’s reports on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

   In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Growth Trust and profitability for the Adviser and its affiliates from their overall association with Growth Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Growth Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Growth Trust were shared with Growth Trust, the Board further noted that Growth Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that the Manager has voluntarily waived fees for Growth Trust. The Board also compared Growth Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Growth Trust and to the other accounts. Finally, the Board considered the benefits accruing to the Adviser and its affiliates by virtue of its relationship to Growth Trust.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Treasurer

Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Richard M. Wachterman, Secretary
Wm. Shane Hughes, Assistant Treasurer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
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Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on From N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information on any Legg Mason fund, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders P.O. Box 17635 Baltimore, MD 21297-1635 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-222 (12/05)

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Growth Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.
(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a) (1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a) (2)	The audit committee financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services
(a)	Audit Fees

Fiscal Year Ended December 31, 2004 – $16,000

Fiscal Year Ended December 31, 2005 – $19,150

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

PricewaterhouseCoopers LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended December 31, 2004 — $1,000

Fiscal Year Ended December 31, 2005 — $1,050

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a) through (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e) (1)	The Audit Committee’s policy is to delegate to its Chairperson the authority to pre-approve items prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.
(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

Fiscal Year Ended December 31, 2004 – $372,631

Fiscal Year Ended December 31, 2005 – $279,508

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.
Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Growth Trust, Inc.
By: Mark R. Fetting
Mark R. Fetting
President, Legg Mason Growth Trust, Inc.
Date: March 3, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: Mark R. Fetting
Mark R. Fetting
President, Legg Mason Growth Trust, Inc.
Date: March 3, 2006
By: Marie K. Karpinski
Marie K. Karpinski
Chief Financial Officer, Legg Mason Growth Trust, Inc.
Date: March 2, 2006